UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2016

STARTEK, INC.
(Exact name of Registrant as specified in its charter)

DELAWARE	1-12793	84-1370538
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8200 E. Maplewood Ave., Suite 100, Greenwood Village, CO 80111
(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code: (303) 262-4500

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 14, 2016, we held our 2016 Annual Meeting of Stockholders. At the Annual Meeting our stockholders approved the amendment and restatement of our 2008 Equity Incentive Plan to, among other things, increase the maximum number of shares available for awards under the plan by 250,000 shares of our common stock and approved the amendment and restatement of our Employee Stock Purchase Plan to, among other things, increase the maximum number of shares available for purchase under the plan by 100,000 shares of our common stock. The material terms of the 2008 Equity Incentive Plan and Employee Stock Purchase Plan, each as amended, are described in our definitive proxy statement filed on April 29, 2016 under Proposals 4 and 5, respectively, which are incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the stockholders elected six nominees to serve on the Board of Directors, ratified the appointment of EKS&H LLLP as our independent registered public accounting firm for 2016, approved by non-binding vote the compensation of our named executive officers, approved the amendment and restatement of our 2008 Equity Incentive Plan as described above and approved the amendment and restatement of our Employee Stock Purchase Plan to as described above. The final voting results for each of these matters are set forth below:

1.	Election of Directors:

	Number of Shares Voted For	Number of Shares Voted Against	Abstain
Arnaud Ajdler	8,019,646	3,730,903	5,226
Chad A. Carlson	11,594,350	160,196	1,229
Jack D. Plating	11,577,093	177,319	1,363
Benjamin L. Rosenzweig	11,660,255	94,157	1,363
Robert Sheft	11,647,530	106,882	1,363
Ed Zschau	11,584,644	169,768	1,363

There were 1,754,202 broker non-votes on the proposal for election of directors.

2.	Ratification of Appointment of Independent Registered Public Accounting Firm:

A total of 13,467,607 shares voted for, 15,108 shares voted against and 27,262 shares abstained from voting. There were no broker non-votes on this matter.

3.	Approval by Non-Binding Vote the Compensation of Named Executive Officers:

A total of 11,614,011 shares voted for, 128,066 shares voted against and 13,698 shares abstained from voting. There were 1,754,202 broker non-votes on this matter.

4.	Approval of an Amendment and Restatement of the 2008 Equity Incentive Plan:

A total of 11,685,028 shares voted for, 62,631 shares voted against and 8,116 shares abstained from voting. There were 1,754,202 broker non-votes on this matter.

5.	Approval of an Amendment and Restatement of Employee Stock Purchase Plan:

A total of 11,726,783 shares voted for, 19,287 shares voted against and 9,705 shares abstained from voting. There were 1,754,202 broker non-votes on this matter.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STARTEK, INC.

Date: June 14, 2016	By:	/s/ Don Norsworthy
Don Norsworthy Senior Vice President and Chief Financial Officer